UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2010

Unit Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-9260	73-1283193
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7130 South Lewis, Suite 1000, Tulsa, Oklahoma	74136
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (918) 493-7700

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.07 Submission of Matters to a Vote of Security Holders.

Our 2010 annual meeting of stockholders was held May 5, 2010.  In connection with the meeting, proxies were solicited under the Securities Exchange Act of 1934.  The following are the voting results on proposals considered and voted on at the meeting, all of which are described in our 2010 Proxy Statement:

      1.   The stockholders re-elected each of the three Class II Directors by a majority of the votes cast:

Nominee	For	Against	Abstained	Broker Non-Votes
William B. Morgan	35,844,748	591,950	0	6,329,860
Larry D. Pinkston	35,888,337	548,361	0	6,329,860
John H. Williams	35,716,219	720,479	0	6,329,900

2. The stockholders approved the Unit Corporation 2000 Non-Employee Directors’ Stock Option Plan, as Amended and Restated May 29, 2009:

For	Against	Abstained	Broker Non-Votes
34,809,836	1,565,163	61,699	6,329,860

3. The stockholders ratified the appointment o PricewaterhouseCoopers, LLP as the independent registered public accounting firm for the company:

For	Against	Abstained
42,189,903	559,168	17,487

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Unit Corporation

Date: May 6, 2010	By: /s/ Mark E. Schell
Mark E. Schell
Senior Vice President
and General Counsel

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